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                       Supplement dated December 22, 2003
                       to the Prospectus dated May 1, 2003



     DISCLOSURE RELATING TO THE OPCAP EQUITY PORTFOLIO ("EQUITY PORTFOLIO")

     Effective January 1, 2004, John Lindenthal is no longer the portfolio manager for the Equity Portfolio. Robert Urquhart will replace Mr. Lindenthal as portfolio manager. Mr. Urquhart will continue to serve as a co-portfolio manager for the OpCap Managed Portfolio. The disclosure in the Prospectus under "Fund Management" is modified accordingly, as set forth below:

     Robert K. Urquhart, Managing Director of Oppenheimer Capital, is the portfolio manager of the Equity Portfolio and a co-portfolio manager of the Managed Portfolio. Prior to joining Oppenheimer Capital in 1998, he was a portfolio manager at Pilgrim Baxter & Associates and a portfolio manager and managing director at PNC Equity Advisors. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.